ARK FUNDS
                       INSTITUTIONAL CLASS PROSPECTUS

                   SUPPLEMENT DATED SEPTEMBER 13, 2001 TO
          THE INSTITUTIONAL CLASS PROSPECTUS DATED AUGUST 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

         In the "Purchasing, Selling, and Exchanging Portfolio Shares" section on page 54 of the Prospectus, the following sentence is inserted at the end of the first paragraph under General Information:

                  "From September 13, 2001 until the reopening of the New York Stock Exchange, for U.S. Treasury Money Market Portfolio, U.S. Government Money Market Portfolio, Money Market Portfolio, Tax-Free Money Market Portfolio, and Pennsylvania Tax-Free Money Market Portfolio, a Business Day will be any weekday, other than a federal holiday, unless the Fund determines that being open for business is not in the best interest of shareholders."

             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE